                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of

       Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                                             EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES TRUST)                       WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
--------------------------------         ------------------------------------------------ -------------- ---------------
Invesco Strategic Real Return Fund        Invesco will waive advisory fees in an amount
                                         equal to the advisory fees earned on underlying
                                                     affiliated investments                 4/30/2014      06/30/2016

AIM INVESTMENT FUNDS
(INVESCO INVESTMENT FUNDS                              WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
-------------------------                ------------------------------------------------ -------------- ---------------
Invesco Global Targeted Returns Fund      Invesco will waive advisory fees in an amount
                                         equal to the advisory fees earned on underlying
                                                     affiliated investments                 12/17/2013     06/30/2016

Invesco Strategic Income Fund             Invesco will waive advisory fees in an amount
                                         equal to the advisory fees earned on underlying
                                                     affiliated investments                  5/2/2014      06/30/2016

AIM TREASURER'S SERIES TRUST
(INVESCO TREASURER'S SERIES TRUST)                     WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
----------------------------------       ------------------------------------------------ -------------- ---------------
Premier Portfolio                        Invesco will waive advisory fees in the amount
                                         of 0.07% of the Fund's average daily net assets     2/1/2011      12/31/2014

Premier U.S. Government Money Portfolio  Invesco will waive advisory fees in the amount
                                         of 0.07% of the Fund's average daily net assets     2/1/2011      12/31/2014

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ----------------- ---------------
Invesco American Franchise Fund               February 12, 2010  June 30, 2016
Invesco California Tax-Free Income Fund       February 12, 2010  June 30, 2016
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2016
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2016
Invesco Equity and Income Fund                February 12, 2010  June 30, 2016
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2016
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2016
Invesco Growth and Income Fund                February 12, 2010  June 30, 2016
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2016
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010  June 30, 2016
Invesco S&P 500 Index Fund                    February 12, 2010  June 30, 2016
Invesco Small Cap Discovery Fund              February 12, 2010  June 30, 2016
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                              July 1, 2007   June 30, 2016
Invesco Diversified Dividend Fund                 July 1, 2007   June 30, 2016
Invesco Summit Fund                               July 1, 2007   June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2016
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2016
Invesco International Small Company Fund          July 1, 2007   June 30, 2016
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2016
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Asia Pacific Growth Fund                  July 1, 2007   June 30, 2016
Invesco European Growth Fund                      July 1, 2007   June 30, 2016
Invesco Global Growth Fund                        July 1, 2007   June 30, 2016
Invesco Global Opportunities Fund                August 3, 2012  June 30, 2016
Invesco Global Small & Mid Cap Growth Fund        July 1, 2007   June 30, 2016
Invesco International Core Equity Fund            July 1, 2007   June 30, 2016
Invesco International Growth Fund                 July 1, 2007   June 30, 2016
Invesco Select Opportunities Fund                August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)


FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco All Cap Market Neutral Fund          December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/        May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                    November 29, 2010   June 30, 2016
Invesco China Fund                              July 1, 2007     June 30, 2016
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency Debt
  Fund                                         June 14, 2010     June 30, 2016
Invesco Endeavor Fund                           July 1, 2007     June 30, 2016
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund              May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund           December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/      September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/      December 17, 2013   June 30, 2016
Invesco International Total Return Fund         July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund               December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets Fund December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund      December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund                December 17, 2013   June 30, 2016
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2016
Invesco Premium Income Fund                  December 13, 2011   June 30, 2016
Invesco Select Companies Fund                   July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                   May 2, 2014      June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2016
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2016
Invesco High Yield Fund                         July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund          July 1, 2007     June 30, 2016
Invesco Money Market Fund                       July 1, 2007     June 30, 2016
Invesco Real Estate Fund                        July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2016
Invesco Comstock Fund                         February 12, 2010  June 30, 2016
Invesco Energy Fund                             July 1, 2007     June 30, 2016
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2016
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2016
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2016
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2016
Invesco Technology Fund                         July 1, 2007     June 30, 2016
Invesco Technology Sector Fund                February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2016
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2016
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2016
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2016
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2016
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2016
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/ December 22, 2010  June 30, 2016
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2016
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2016
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2016
Invesco V.I. Diversified Income Fund            July 1, 2007     June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2016
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2016
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2016
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2016
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2016
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2016
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2016
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2016
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2016
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2016
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2016
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2016
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2016
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          ---------------- ---------------
 Invesco Balanced-Risk Aggressive Allocation
   Fund                                        January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

FUND                                                    EFFECTIVE DATE COMMITTED UNTIL
----                                                    -------------- ---------------
Invesco Conservative Income Fund                             TBD        June 30, 2016

                               CLOSED-END FUNDS

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Municipal Income Opportunities Trust      June 1, 2010   June 30, 2016
Invesco Quality Municipal Income Trust            June 1, 2010   June 30, 2016
Invesco Value Municipal Income Trust              June 1, 2010   June 30, 2016

                                                               Sub-Item 77Q1(e)

                          EIGHTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Eighth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                   EFFECTIVE DATE   COMMITTED UNTIL/*/
---------                                  ----------------- -----------------
Invesco American Franchise Fund            February 12, 2010
Invesco California Tax-Free Income Fund    February 12, 2010
Invesco Core Plus Bond Fund                  June 2, 2009
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010
Invesco Equity and Income Fund             February 12, 2010
Invesco Floating Rate Fund                  April 14, 2006
Invesco Global Real Estate Income Fund       March 9, 2007
Invesco Growth and Income Fund             February 12, 2010
Invesco Low Volatility Equity Yield Fund    March 31, 2006
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010
Invesco S&P 500 Index Fund                 February 12, 2010
Invesco Small Cap Discovery Fund           February 12, 2010
Invesco Strategic Real Return Fund          April 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                   EFFECTIVE DATE   COMMITTED UNTIL/*/
---------                                  ----------------- -----------------
Invesco Charter Fund                         June 21, 2000
Invesco Diversified Dividend Fund          December 28, 2001
Invesco Summit Fund                          July 24, 2000

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                      ----------------- -----------------
 Invesco European Small Company Fund        August 30, 2000
 Invesco Global Core Equity Fund           December 27, 2000
 Invesco International Small Company Fund   August 30, 2000
 Invesco Small Cap Equity Fund              August 30, 2000

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Invesco Convertible Securities Fund      February 12, 2010
 Invesco Global Low Volatility Equity
   Yield Fund                             September 1, 2001
 Invesco Mid Cap Core Equity Fund         September 1, 2001
 Invesco Small Cap Growth Fund            September 11, 2000
 Invesco U.S. Mortgage Fund               February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco Asia Pacific Growth Fund             June 21, 2000
Invesco European Growth Fund                 June 21, 2000
Invesco Global Growth Fund                   June 21, 2000
Invesco Global Opportunities Fund           August 1, 2012
Invesco Global Small & Mid Cap Growth Fund   June 21, 2000
Invesco International Core Equity Fund     November 25, 2003
Invesco International Growth Fund            June 21, 2000
Invesco Select Opportunities Fund           August 1, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                      ------------------ -----------------
Invesco All Cap Market Neutral Fund       December 17, 2013
Invesco Balanced-Risk Allocation Fund        May 29, 2009
Invesco Balanced-Risk Commodities
  Strategy Fund                           November 29, 2010
Invesco China Fund                          March 31, 2006
Invesco Developing Markets Fund           September 1, 2001
Invesco Emerging Market Local Currency
  Debt Fund                                 June 14, 2010
Invesco Emerging Markets Equity Fund         May 11, 2011
Invesco Endeavor Fund                      November 4, 2003
Invesco Global Health Care Fund           September 1, 2001
Invesco Global Infrastructure Fund           May 2, 2014
Invesco Global Market Neutral Fund        December 17, 2013
Invesco Global Markets Strategy Fund      September 26, 2012
Invesco Global Targeted Returns Fund      December 17, 2013
Invesco International Total Return Fund     March 31, 2006
Invesco Long/Short Equity Fund            December 17, 2013
Invesco Low Volatility Emerging Markets
  Fund                                    December 17, 2013
Invesco MLP Fund                            April 30, 2014
Invesco Macro International Equity Fund   December 17, 2013
Invesco Macro Long/Short Fund             December 17, 2013
Invesco Pacific Growth Fund               February 12, 2010
Invesco Premium Income Fund               December 13, 2011
Invesco Select Companies Fund              November 4, 2003
Invesco Strategic Income Fund                May 2, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                      ------------------ -----------------
Invesco Corporate Bond Fund               February 12, 2010
Invesco Global Real Estate Fund             April 29, 2005
Invesco High Yield Fund                      June 1, 2000
Invesco Limited Maturity Treasury Fund       June 1, 2000
Invesco Money Market Fund                    June 1, 2000
Invesco Real Estate Fund                  September 11, 2000
Invesco Short Term Bond Fund               August 29, 2002
Invesco U.S. Government Fund                 June 1, 2000

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco American Value Fund                February 12, 2010
Invesco Comstock Fund                      February 12, 2010
Invesco Dividend Income Fund               November 25, 2003
Invesco Energy Fund                        November 25, 2003
Invesco Gold & Precious Metals Fund        November 25, 2003
Invesco Mid Cap Growth Fund                February 12, 2010
Invesco Small Cap Value Fund               February 12, 2010
Invesco Technology Fund                    November 25, 2003
Invesco Technology Sector Fund             February 12, 2010
Invesco Value Opportunities Fund           February 12, 2010

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco High Yield Municipal Fund          February 12, 2010
Invesco Intermediate Term Municipal
  Income Fund                              February 12, 2010
Invesco Municipal Income Fund              February 12, 2010
Invesco New York Tax Free Income Fund      February 12, 2010
Invesco Tax-Exempt Cash Fund                 June 1, 2000
Invesco Tax-Free Intermediate Fund           June 1, 2000

        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Premier Portfolio                          November 25, 2003
Premier Tax-Exempt Portfolio               November 25, 2003
Premier U.S. Government Money Portfolio    November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco V.I. American Franchise Fund       February 12, 2010
Invesco V.I. American Value Fund           February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund    May 1, 2000
Invesco V.I. Comstock Fund                 February 12, 2010
Invesco V.I. Core Equity Fund                 May 1, 2000
Invesco V.I. Diversified Dividend Fund     February 9, 2010
Invesco V.I. Diversified Income Fund          May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund February 12, 2010
Invesco V.I. Equity and Income Fund        February 12, 2010
Invesco V.I. Global Core Equity Fund       February 10, 2010
Invesco V.I. Global Health Care Fund        April 30, 2004
Invesco V.I. Global Real Estate Fund        April 30, 2004
Invesco V.I. Government Securities Fund       May 1, 2000
Invesco V.I. Growth and Income Fund        February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. High Yield Fund                 May 1, 2000
Invesco V.I. International Growth Fund       May 1, 2000
Invesco V.I. Managed Volatility Fund        April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund     September 10, 2001
Invesco V.I. Mid Cap Growth Fund          February 12, 2010
Invesco V.I. Money Market Fund               May 1, 2000
Invesco V.I. S&P 500 Index Fund           February 12, 2010
Invesco V.I. Small Cap Equity Fund        September 1, 2003
Invesco V.I. Technology Fund                April 30, 2004
Invesco V.I. Value Opportunities Fund     September 10, 2001

                           INVESCO MANAGEMENT TRUST

FUND                                      EFFECTIVE DATE COMMITTED UNTIL*
----                                      -------------- ----------------
Invesco Conservative Income Fund          June 26, 2014

                           INVESCO SECURITIES TRUST

FUND                                       EFFECTIVE DATE  COMMITTED UNTIL*
----                                      ---------------- ----------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                         January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                      EFFECTIVE DATE COMMITTED UNTIL/*/
----                                      -------------- -----------------
Government & Agency Portfolio              June 1, 2000
Government TaxAdvantage Portfolio          June 1, 2000
Liquid Assets Portfolio                    June 1, 2000
STIC Prime Portfolio                       June 1, 2000
Tax-Free Cash Reserve Portfolio            June 1, 2000
Treasury Portfolio                         June 1, 2000

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.